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                                                                    Exhibit 10.6

     Pursuant to Instruction 2 to Item 601 of Regulation S-K, this exhibit is not being filed because it is substantially identical to Exhibit 10.3. The differences are as follows:

Tenant:                  Sycamore Park Convalescent Hospital
Premises:                4585 North Figueroa Street, Los Angeles, CA
Licensed Facility:       Sycamore Park Convalescent Hospital (90 bed skilled
                         nursing facility)
Initial Monthly Rent:    $27,000